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                                                                   EXHIBIT 10.35



June 8, 2001


Arthur A. Siciliano, Ph.D.
3 Pavia Place
Framingham, MA   01701

                    Re:  Amendment of Employment Agreement

Dear Art,

This letter agreement serves to amend the Amended Executive Employment Agreement dated as of April 2, 2001, by and between you and PolyMedica Corporation. (the "Company").

      Term of Employment. The Employment Period, as defined in Section 2 of the Amended Executive Employment Agreement, is extended to February 28, 2003.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                          Very truly yours,


                                          /s/ Steven J. Lee
                                          -----------------------------
                                          Steven J. Lee
                                          Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Arthur A. Siciliano
----------------------------
Arthur A. Siciliano